SUBSCRIPTION INSTRUCTIONS

         PTN Media, Inc. (the "Company") is offering 400,000 shares of its Common Stock, par value $.001 per share. The subscription price is $5.00 per share. The offering period (the period of time during which subscriptions for shares will be considered for acceptance) ends [October 31, 1998]. You are encouraged to subscribe for as many shares as you desire to purchase. Subscriptions will be accepted on a priority determined solely at the discretion of the Company.

         Interested parties should complete the Subscription Agreement, attached herewith, for the number of shares desired. The Company requests that subscriptions be in increments of one hundred (100) shares. Return the executed agreement to PTN Media, Inc., 313 North First St., Suite 8B, Ann Arbor, Michigan, 48104, Attention: Corporate Secretary, or to the broker-dealer who solicited your purchase. Please also remit full payment for the shares. The Company reserves the right to accept or reject any subscription in whole or in part. Payment must be by check payable to "University Bank, as escrow agent for PTN Media, Inc." If your subscription is accepted, you will receive certificates representing such accepted shares. If your subscription is not accepted, all funds will be returned to you within ten days after [October 31, 1998].


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                             SUBSCRIPTION AGREEMENT

                                                              August      , 1998

PTN Media, Inc.
313 North First Street

Suite 8B
Ann Arbor, MI 48104

Ladies and Gentlemen:

         My name is ________________________. I hereby apply to PTN Media Inc., a Delaware corporation (the "Corporation") to purchase ____________ shares (the "Shares") of the Corporation's common stock, par value $.001 per share (the "Common Stock") at a purchase price of $5.00 per share, or an aggregate purchase price of $__________, such purchase price and Shares to be delivered upon the execution and delivery hereof.

         1. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to the Corporation as follows:


                  A. The undersigned's domicile is in the State of _______________, and the undersigned or its signatory is over 18 years of age.


                  B. No representations or warranties have been made to the undersigned by the Corporation or any agent of the Corporation, other than as set forth herein or in the Prospectus.

                  C. The undersigned has full power and authority to make the representations referred to in this Subscription Agreement, to execute and deliver this Agreement and to purchase the Shares.

                  E. The undersigned's authorization, execution, delivery, and performance of this Agreement do not conflict with any other agreement or arrangement to which the undersigned is a party or by which she is bound.



                  F. The undersigned acknowledges that this Subscription Agreement may be accepted or rejected, in whole or in part, by the Corporation in its sole discretion, and that subscription proceeds will be returned to the undersigned upon any such rejection.



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         2. Survival of Agreements, Representations and Warranties, Etc. All
agreements, representations and warranties contained herein or made in writing by or on behalf of the Corporation in connection with the transactions contemplated by this Subscription Agreement shall survive the execution and delivery of this Subscription Agreement, any investigation at any time made by the undersigned or on the undersigned's behalf, and the sale and purchase of the Shares and payment therefor.

         3. Miscellaneous. This Subscription Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one agreement. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only with the written consent of the undersigned and the Corporation. This Subscription Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. This Subscription Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof.

                                       2
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                     THE INDIVIDUAL INVESTOR SIGNATURE PAGE

                   FOR PTN MEDIA, INC. SUBSCRIPTION AGREEMENT

Individual Subscribers                      Date:_________________, 1998

Number of Shares Subscribed for: _________________________

Amount of Subscription: $________________________________

 .....................                     ..............................
Social Security No.                       Print Name of Investor No. 1

                                          ..............................
                                          Signature of Investor No. 1

                                          ..............................
                                          Street Address

                                          ..............................
                                          City, State, Zip Code

 .....................                     ..............................
Social Security No.                       Print Name of Investor No. 2

                                          ..............................
                                          Signature of Investor No. 2

                                          ..............................
                                          Street Address

                                          ..............................
                                          City, State, Zip Code

Manner in which Shares are to be held (check one):
_______________ Individual Ownership
_______________ Tenants-in-Common
_______________ Joint Tenant with Right of Survivorship
_______________ Community Property
_______________ Separate Property
_______________ Other (please specify)      __________________________

                                            __________________________
ACCEPTED BY THE COMPANY:
PTN MEDIA, INC.

By:

   Peter Klamka, President

Date:

                                       3
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                           THE ENTITY SIGNATURE PAGE
                   FOR PTN MEDIA, INC. SUBSCRIPTION AGREEMENT


Corporate or other Entity                   Date:_______________, 1998

Number of Shares Subscribed for: _________________________

Amount of Subscription: $________________________________

 ......................                    ..............................
Federal ID No.                                 Print Name of Entity

                                          By:___________________________
                                             Name:
                                             Title:

                                          ..............................
                                                  Street Address

                                          ..............................
                                              City, State, Zip Code

Manner in which Shares are to be held (check one):
_______________ Partnership
_______________ Corporation
_______________ Trust
_______________ Limited Liability Company
_______________ Limited Liability Partnership
_______________ Other (please specify)      __________________________

                                            __________________________

ACCEPTED BY THE COMPANY:

PTN MEDIA, INC.

By:

   Peter Klamka, President

Date:

                                       4
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                                                                   EXHIBIT 10.11

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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.
THIS NOTE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) AN EXEMPTION FROM REGISTRATION UNDER SAID ACT WHERE THE HOLDER HAS FURNISHED TO
THE COMPANY AN OPINION OF ITS COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                                                  REVOLVING NOTE

$500,000                                                        APRIL 1, 1998



                  FOR VALUE RECEIVED, the undersigned, PTN MEDIA, INC., a Delaware corporation, with an address at 313 North First Street, Ann Arbor, Michigan 48104 (the "COMPANY"), promises to pay to the order of PETER KLAMKA (the "LENDER") on the earlier of (i) the date that the Company has raised an aggregate of not less than $1,500,000 in one or more public offerings of any of the Company's securities or (ii) May 1, 2001 (the "Maturity Date"), at the Company's offices, in lawful money of the United States of America, the principal sum of Five Hundred Thousand Dollars ($500,000) or, if less, the aggregate unpaid principal amount of all revolving loans made by the Lender to the Company pursuant to this Note ("PRINCIPAL SUM"). The Company further agrees to pay interest on the unpaid Principal Sum at the same time the Principal Sum is repaid, at the rate of 8% per annum, upon the terms and conditions hereinafter set forth.

                  The amount of the indebtedness evidenced hereby and the date to which interest has been paid will be recorded on any schedules which may be annexed hereto and made a part hereof. No failure to make or error in making any such recording as authorized hereby shall affect the validity of the obligation to repay the unpaid Principal Sum of the Note with interest thereon on the Maturity Date, or the validity of any payment thereof made by the Company.

                  The Company may prepay this Note, in whole or in part, at any time, and such prepayment shall be without premium or penalty. All prepayments will be applied first to accrued interest and then to the Principal Sum.

                  The Principal Sum and all interest accrued thereon, shall become due and payable at the option of the Lender, or any other holder hereof, immediately upon a default in any payment of the Principal Sum or interest due on this Note which continues for more than fourteen (14) days after any such payment is due.

                  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any note exchanged for it, and (in the case of loss,

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theft or destruction) of indemnity satisfactory to it, and upon surrender and cancellation of such note, if mutilated, the Company will deliver in lieu of such note a new Note of like tenor and unpaid Principal Sum and dated as of the original date of this Note.

                  No course of dealing between the Company and the holder hereof or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of any holder hereof. The Company, and any indorser hereof, hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protect and notice of protest. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  The Company agrees to pay all expenses (including, but not limited to, the reasonable fees and expenses of legal counsel) incurred by the Lender, or other holder of this Note, in connection with the enforcement of this Note and collection of the amounts payable hereunder.

                  This Note may not be modified or the face hereof canceled except in a writing, signed by the Company and by the Lender or any other holder of this Note. This Note shall be interpreted in accordance with the laws of the State of New York.

                                            PTN MEDIA, INC.

                                            By:      /s/ Peter Klamka

                                                     Peter Klamka, President


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                Schedule to Revolving Note dated April 1, 1998
                  of PTN Meda, Inc. payable to the order of

                                 Peter Klamka

                                    Schedule of Loans

                 DATE                                          PRINCIPAL AMOUNT
                 ----                                          ----------------
            April 18, 1998                                          60,000
            April 20, 1998                                           7,500
              May 5, 1998                                           50,000
              May 8, 1998                                           12,500
             May 18, 1998                                           55,000
             June 15, 1998                                          25,000
             June 18, 1998                                          25,000
             June 22, 1998                                          10,000
             June 26, 1998                                          25,000
             July 3, 1998                                           25,000
             July 9, 1998                                           55,000
            July 13, 1998                                           10,000
            July 23, 1998                                           35,000
           August 15, 1998                                          10,000